UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2011

The Amacore Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Maitland Promenade 1
485 North Keller Road, Suite 450
Maitland, FL 32751
 (Address of principal executive offices and Zip Code)
___________________

(407) 805-8900
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 30, 2011, Guy P. Norberg resigned from all his positions as an employee, officer or member of the board of directors of The Amacore Group, Inc. (the “Company”) and the Company’s subsidiaries.  There were no disagreements or dispute between Mr. Norberg and the Company which led to his resignation.

SIGNATURES

        In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE AMACORE GROUP, INC.

Dated: December 5, 2011	By:	/s/ Jay Shafer
Jay Shafer, Chief Executive Officer